WHITNEY INFORMATION NETWORK, INC.
                        1612 Cape Coral Parkway, Suite A
                            Cape Coral, Florida 33902


                               PROXY STATEMENT AND
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD AUGUST 7, 2002

     To the shareholders of Whitney Information Network, Inc.:

     The Annual Meeting of the shareholders of Whitney Information Network, Inc. (the "Company") will be held at the Company's Coronado Parkway offices, located at 4818 Coronado Parkway, Cape Coral, Florida 33904, at 10:00 A.M. on August 7, 2002, or at any adjournment or postponement thereof, for the following purposes:


     1.   To elect three directors of the Company.

     2. To increase the number of shares reserved for issuance under the Company's 1998 Stock Option Plan from 1,540,000 shares to 2,187,500 shares.

     3. To transact such other business as may properly come before the meeting.

     Details relating to the above matters are set forth in the attached Proxy Statement. All shareholders of record of the Company as of the close of business on July 1, 2002 will be entitled to notice of and to vote at such meeting or at any adjournment or postponement thereof.

     ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING. IF YOU DO NOT PLAN TO ATTEND THE MEETING, YOU ARE URGED TO SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY. A REPLY CARD IS ENCLOSED FOR YOUR CONVENIENCE. THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.





                                            BY ORDER OF THE BOARD OF DIRECTORS

                                            Ronald S. Simon
                                            Executive Vice President

                                            July 3, 2002

                                 PROXY STATEMENT
                        WHITNEY INFORMATION NETWORK, INC.
                        1612 Cape Coral Parkway, Suite A
                            Cape Coral, Florida 33902
                            Telephone: (941) 542-8999


                         ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD AUGUST 7, 2002


     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Whitney Information Network, Inc. (the "Company"), a Colorado corporation, of no par value Common Stock ("Common Stock") to be voted at the Annual Meeting of Shareholders of the Company ("Annual Meeting") to be held at 10:00 A.M. on August 7, 2002, or at any adjournment or postponement thereof. The Company anticipates that this Proxy Statement and the accompanying form of proxy will be first mailed or given to all shareholders of the Company on or about July 3, 2002. The shares represented by all proxies that are properly executed and submitted will be voted at the meeting in accordance with the instructions indicated thereon. Unless otherwise directed, votes will be cast for the election of the nominees for directors hereinafter named and approval of the increase in shares issuable under the Company's 1998 Stock Option Plan. The holders of a majority of the shares represented at the Annual Meeting in person or by proxy will be required to elect directors, approve the increase in shares issuable under the Company's 1998 Stock Option Plan, and approve any other proposed matters.

     Any shareholder giving a proxy may revoke it at any time before it is exercised by delivering written notice of such revocation to the Company, by substituting a new proxy executed at a later date, or by requesting, in person, at the Annual Meeting, that the proxy be returned.

     All of the expenses involved in preparing, assembling and mailing this Proxy Statement and the materials enclosed herewith and all costs of soliciting proxies will be paid by the Company. In addition to the solicitation by mail, proxies may be solicited by officers and regular employees of the Company by telephone, telegraph or personal interview. Such persons will receive no compensation for their services other than their regular salaries. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of the shares held of record by such persons, and the Company may reimburse such persons for reasonable out of pocket expenses incurred by them in so doing.

                    VOTING SHARES AND PRINCIPAL SHAREHOLDERS

     The close of business on July 1, 2002 has been fixed by the Board of Directors of the Company as the record date (the "record date") for the determination of shareholders entitled to notice of and to vote at the Annual Meeting. On the record date, there were outstanding 7,878,023 shares of Common Stock. Each share of Common Stock entitles the holder thereof to one vote on each matter which may come before the Annual Meeting. Cumulative voting for directors is not permitted. A majority of the issued and outstanding shares entitled to vote, represented at the meeting in person or by proxy, constitutes a quorum at any shareholders' meeting.

Security Ownership of Certain Beneficial Owners and Management

     The following table sets forth certain information with respect to the ownership of the Company's Common Stock as of the date of this Report, by (i) each person who is known by the Company to own of record or beneficially more than 5% of the Company's Common Stock, (ii) each of the Company's directors and
(iii) all directors and officers of the Company as a group. Unless otherwise indicated, the stockholders listed in the table have sole voting and investment powers with respect to the shares of Common Stock and their addresses are in care of the Company. Shareholdings include shares held by family members and shares issuable under stock options exercisable within 60 days from the date hereof.

                                             Number of Shares        Percentage
                Name                        Beneficially Owned        of Class
                ----                        ------------------        --------

  Russell A. Whitney                           6,746,150               85.6%
  Richard W. Brevoort                            415,150                5.3%
  Ronald S. Simon                                328,175                4.2%
   All directors and officers as a group       7,489,475               95.0%
  (three persons)

                              ELECTION OF DIRECTORS

     At the Annual Meeting, the shareholders will elect three directors of the Company. Cumulative voting is not permitted in the election of directors. In the absence of instructions to the contrary, the person named in the accompanying proxy will vote in favor of the election of each of the persons named below as the Company's nominees for directors of the Company. All of the nominees are presently members of the Board of Directors. Each of the nominees has consented to be named herein and to serve if elected. It is not anticipated that any nominee will become unable or unwilling to accept nomination or election, but if such should occur, the person named in the proxy intends to vote for the election in his stead of such person as the Board of Directors of the Company may recommend.

     The following table sets forth certain information regarding each director nominee and each executive officer of the Company. References to the "Company" in this information include the operations of (i) the Company's predecessor and wholly-owned subsidiary, Whitney Education Group, Inc. and (ii) the Company's eight other wholly-owned subsidiaries


     Name                  Age                  Position                    Officer/Director Since
     ----                  ---                  --------                    ----------------------

Russell A. Whitney         46         Chairman of the Board of Directors             1998
                                       and Chief Executive Officer

Richard W. Brevoort        64         President and Director                         1998

Ronald S. Simon            59         Executive Vice President, Chief                1998
                                      Financial Officer, Secretary and
                                      Director

     Directors are elected at the Company's annual meeting of shareholders and serve a term of one year or until their successors are elected and qualified. Officers are appointed by the Board of Directors and serve at the discretion of the Board of Directors, subject to the bylaws of the Company.

         The principal occupation of each director nominee and executive officer of the Company, for at least the past five years, is as follows:

     Russell A. Whitney founded the Company and has been its Chief Executive Officer since 1987. He is also President of each of the Company's wholly-owned subsidiaries. Mr. Whitney is an executive officer of a number of privately held Florida-based companies which are engaged in real estate development, publishing, marketing, software development and mortgage services. Mr. Whitney nevertheless devotes substantially all of his time to the Company's affairs.

     Richard W. Brevoort has been employed by the Company since February 1991 and became President and a director of the Company in August 1998. From 1984 to 1991 he was President of the Hudson Agency, a New York City-based marketing company.

     Ronald S. Simon has been a Certified Public Accountant since 1971. He has been Secretary, Chief Financial Officer and a director of the Company since August 1998 and was appointed its Executive Vice President in May 2002. He is also an executive officer of a number of the Company's wholly-owned subsidiaries. Mr. Simon earned a Bachelor of Science degree in accounting from the University of Illinois.

                             EXECUTIVE COMPENSATION

     The following table sets forth the compensation paid by the Company during the last three years, for each officer and director of the Company. This information includes the dollar value of base salaries, bonus awards and number of stock options granted, and certain other compensation, if any.

                                                                  Underlying
Name and                                            Other          Stock
Principal                  Annual                  Compen-         Options/      LTIP      All Compen-
Position          Year     Salary($)      Bonus    sation($)       Award(s)      Payouts    sation ($)
--------          ----     ---------      -----    ---------       --------      -------   -----------
                                           ($)                        (#)          ($)

Russell
Whitney,CEO       2001     $250,000      ------    --------       ---------        ------   $250,000
                  2000     $250,000      ------    --------       ---------        ------   $250,000
                  1999     $ 67,344      ------    --------       ---------        ------   $ 67,344

Richard
Brevoort,         2001     $100,000      ------   --------       ---------        ------   $100,000
President         2000     $ 75,000      ------   --------       ---------        ------   $ 75,000
                  1999     $ 44,093      ------   --------       ---------        ------   $ 44,093

Ronald            2001     $ 55,000      ------   --------       ---------        ------   $ 55,000
Simon, CEO        2000     $ 47,500      ------   --------       ---------        ------   $ 47,500
                  1999     $ 42,770      ------   --------       ---------        ------   $ 42,770

     There are no retirement, pension or profit sharing plans for the benefit of the Company's officers and directors. The Company has adopted a Non-Qualified
Incentive Stock Option Plan and the Company supplies health insurance to its officers, directors and employees.

     The following grants of stock options, whether or not in tandem with stock appreciation rights ("SARs") and freestanding SARs have been made to officers and/or directors:

                                  Number of
                                  Underlying
            Number of             Securities
            Underlying            Options/SARs
            Securities            Granted             Exercise or      No. of
            Options/SARs          During Last             Base         Options         Expiration
Name        Granted               12 Months           Price ($/Sh)     Exercised           Date
----        ---------------       -----------         ------------     ---------       ----------

Russell
Whitney      117,200 (1)          91,000                 $1.81            -0-          04/01/2012

Richard
Brevoort     268,600 (2)(3)       75,000                 $1.81            -0-          04/01/2012

Ronald
Simon        293,000 (2)          75,000                 $1.81            -0-          04/01/2012


(1)  Represents 117,200 options granted to family members.

(2) 75,000 options were granted to Mr. Brevoort and 125,000 options were granted to Mr. Simon, all at an exercise price of $1.875, on August 31, 1999. Mr. Brevoort and Mr. Simon were previously granted 25,000 options each at an exercise price of $2.00 on September 1, 1998. On May 1, 2000, Mr. Brevoort and Mr. Simon each held 68,000 warrants which were converted to option shares at an exercise price of $2.00 per share. The expiration date of such option shares is September 1, 2008. At the date of this report, no options have been exercised.

(3)  Includes 25,600 options granted to family members.

Long-Term Incentive Plan Awards
-------------------------------

     The Company does not have any long-term incentive plans that provide compensation intended to serve as incentive for performance.

Compensation of Directors
-------------------------

     Directors do not receive any compensation for serving as members of the Board of Directors. The Board has not implemented a plan to award options to any directors. There are no contractual arrangements with any member of the Board of Directors.

                              CERTAIN TRANSACTIONS

     The Company leases office space from Russell A. Whitney, its Chairman and Chief Executive Officer under a three-year lease, which commenced on September 1, 1999 and terminates on October 31, 2002 at a monthly rental of $5,805.34.

     At December 31, 2001, Whitney Leadership Group, Inc. owed the Company $232,126 for sales of products. In addition, from time to time Whitney Leadership has lent money to the Company and the Company has provided payroll services to Whitney Leadership. Whitney Leadership is owned and controlled by Mr. Whitney.

     MRS Equity Corp. provides products and services to the Company and the Company provides MRS with payroll services. MRS is a wholly-owned subsidiary of Equity Corp. Holdings, which is owned and controlled by Mr. Whitney.

     Precision Software Services, Inc. develops and licenses software to the Company. Mr. Whitney owned a controlling interest in Precision Software Services, Inc. until it was acquired by the Company on November 1, 2001 in an exchange of stock with Mr. Whitney and an employee/shareholder of Precision Software Services, Inc. for 333,334 shares of the Company's common stock valued at $1.50 per share. Mr. Whitney received 170,000 shares of these shares.

     United States Fiduciary Corp. provides telemarketing and instructor services for the Company. The Company's Chairman of the Board of Directors and Chief Financial Officer were members of the Board of United States Fiduciary Corp. until March 2001.

     The amount of purchased products (software books, tapes and supplies) from affiliates is as follows:

                                                   2001       2000       1999
                                                 --------   --------   --------

     MRS Equity Corp.                            $720,504   $273,525   $254,826
     Precision Software Services, Inc.           $371,644   $378,525   $318,089

     The amount of payments made for commissions and fees from affiliates is as follows:

                                                   2001       2000       1999
                                                 --------   --------   --------

     Whitney Leadership Group, Inc.              $279,313   $230,476   $368,702
     Corporation Corp. (formerly
       United States Fiduciary Corp.)            $458,877   $418,096   $  -----

     The payroll service amounts are as follows:

                                                   2001       2000       1999
                                                 --------   --------   --------

     MRS Equity Corp.                            $ 53,105   $170,422   $111,724
     Precision Software Services, Inc.           $ ------   $ 68,811   $ 38,605
     Whitney Leadership Group, Inc.              $ ------   $ 80,956   $ 82,787
     Raw, Inc.                                   $ ------   $ 10,869   $ ------


     The Company believes the terms of the above transactions were fair, reasonable and consistent with terms that could be obtained from nonaffiliated third parties. Transactions with affiliates of the Company require approval of a majority of the disinterested members of the Company's Board of Directors.

                           PROPOSAL TO INCREASE SHARES
             RESERVED FOR ISSUANCE UNDER THE 1998 STOCK OPTION PLAN

     The Company seeks approval to increase the number of shares reserved for issuance under its 1998 Stock Option Plan from 1,540,000 shares to 2,187,500 shares. The Company anticipates that these additional shares will be needed to attract and retain qualified employees and management.

     Stockholders should note that certain disadvantages may result from the adoption of this proposal. For example, upon issuance of shares underlying the options, there would be a greater number of shares of common stock outstanding, and individual shareholders would, therefore, experience a reduction in the shareholders' relative percentage interest in the Company with respect to earnings per share, voting, liquidation value and book and market values per share. Moreover, adoption of the proposal would empower the directors to issue options without prior notice to shareholders or their approval.

     In 1998 the Company adopted the 1998 Stock Option Plan, which provides for the grant to employees, officers, directors and consultants of options to purchase shares of common stock, consisting of both "incentive stock options" within the meaning of Section 422A of the United States Internal Revenue Code of 1986 (the "Code") and "non-qualified" options. Incentive stock options are issuable only to employees, while non-qualified options may be issued to non-employee directors, consultants and others, as well as to employees.

     The Plan is administered by the Board of Directors, which determines those individuals who are to receive options, the time period during which the options may be partially or fully exercised, the number of shares of common stock that may be purchased under each option, and the option price.

     The per share exercise price of the common stock subject to an incentive stock option or non-qualified option may not be less than the fair market value of the common stock on the date the option is granted. The per share exercise price of the common stock subject to a non-qualified option is established by the Board of Directors. The aggregate fair market value, determined as of the date the option is granted, of the common stock that any employee may purchase in any calendar year pursuant to the exercise of incentive stock options may not exceed $100,000. No person who owns, directly or indirectly, at the time of the granting of an incentive stock option to him, more than 10% of the total combined voting power of all classes of stock is eligible to receive any incentive stock options under the Plan unless the option price is at least 110% of the fair market value of the common stock subject to the option, determined on the date of grant. Non-qualified options are not subject to this limitation.

     No incentive stock option may be transferred by an optionee other than by will or the laws of descent and distribution, and during the lifetime of an optionee, the option will be exercisable only by him or her. In the event of termination of employment other than by death or disability, the optionee has three months after such termination during which he or she can exercise the option. Upon termination of employment of an optionee by reason of death or permanent total disability, his or her option remains exercisable for one year thereafter to the extent it was exercisable on the date of such termination. No similar limitation applies to non-qualified options.

     Options under the Plan must be granted within ten years from the effective date as amended of the Plan. The incentive stock options granted under the Plan cannot be exercised more than ten years from the date of grant except that incentive stock options issued to 10% or greater stockholders are limited to five year terms. All options granted under the Plan provide for the payment of the exercise price in cash or by delivery to us of shares of common stock already owned by the optionee having a fair market value equal to the exercise price of the options being exercised, or by a combination of such methods of payment. Therefore, an optionee may be able to tender shares of common stock to purchase additional shares of common stock and may theoretically exercise all of his stock options with no additional investment other than his original shares.

     Any unexercised options that expire or that terminate upon an optionee ceasing to be an officer, director or an employee become available once again for issuance. As of July 1, 2002, options to purchase 1,538,250 shares had been granted under the Plan (including 678,800 options granted to executive officers, directors and members of their families), at exercise prices ranging from $1.70 to $2.26 per share.

     The Board of Directors recommends a vote in favor of this proposal.


                 INDEPENDENT PUBLIC ACCOUNTANTS; AUDIT AND FEES

     Ehrhardt Keefe Steiner & Hottman, P.C., Denver, Colorado ("EKS&H"), conducted the audit of the Company's financial statements for the year ended December 31, 2001. It is the Company's understanding that this firm is obligated to maintain audit independence as prescribed by the accounting profession and certain requirements of the Securities and Exchange Commission. As a result, the directors of the Company do not specifically approve, in advance, non-audit services provided by EKS&H, nor does it consider the effect, if any, of such services on audit independence.

     EKS&H's fees for the 2001 annual audit and review of interim financial statements were approximately $83,000. Fees for all other professional services rendered by EKS&H during the year ended December 31, 2001 totaled approximately $15,000 and were related primarily to tax services. No fees were billed for financial information systems design and implementation services. The Company has concluded that the provision of services by EKS&H is compatible with maintaining its independence. A representative of EKS&H is not expected to be present at the Annual Meeting.

                   PROPOSALS OF SHAREHOLDERS FOR PRESENTATION
                     AT NEXT ANNUAL MEETING OF SHAREHOLDERS

     Any shareholders of record of the Company who desires to submit a proper proposal for inclusion in the proxy materials relating to the next annual meeting of shareholders must do so in writing and it must be received at the Company's principal executive offices prior to the Company's fiscal year end. The proponent must be a record or beneficial shareholder entitled to vote at the next annual meeting of shareholders on the proposal and must continue to own the securities through the date on which the meeting is held.

                            REPORT OF AUDIT COMMITTEE

     The Board of Directors, acting as the Audit Committee, oversees the Company's financial reporting process. However, on or before December 31, 2002, the Audit Committee will be composed of a majority of independent directors. A copy of the Audit Committee Charter is attached to the Proxy Statement. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Committee reviewed the audited financial statements in the Annual Report with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

     The Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards. In addition, the Committee has discussed with the independent auditors the auditors' independence from management and the Company including the matters in the written disclosures required by the Independence Standards Board and considered the compatibility of non-audit services with the auditors' independence

     The Committee discussed with the Company's independent auditors the overall scope and plans for their audit. The Committee meets with the independent auditors, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting. The Committee held three meetings during fiscal 2001.

     In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2001 for filing with the Securities and Exchange Commission. The Committee and the Board have also recommended and approved the selection of the Company's independent auditors.

                                 OTHER BUSINESS

     Management of the Company is not aware of any other matters which are to be presented to the Annual Meeting, nor has it been advised that other persons will present any such matters. However, if other matters properly come before the meeting, the individual named in the accompanying proxy shall vote on such matters in accordance with his best judgment.

     The above notice and Proxy Statement are sent by order of the Board of Directors.


                                            Ronald S. Simon
                                            Executive Vice President

                                            July 3, 2002

                        WHITNEY INFORMATION NETWORK, INC.

                             Audit Committee Charter


Organization

     This Charter governs the operation of the Audit Committee and has been approved by the Committee and Board of Directors. The Committee shall review and reassess the Charter at least annually. Any changes to the Charter shall be ratified by the Board of Directors.

     The Committee shall be appointed by the Board of Directors on or before December 31, 2002, and shall comprise at least three directors, the majority of whom are independent of management and the Company. Members of the Committee shall be considered independent if they have no relationship that may interfere with the exercise of their independence from management and the Company. All Committee members shall be financially literate, or shall become financially literate within a reasonable period of time after appointment to the Committee, and at least one independent member, who shall be named the Chair of the Committee, shall have accounting or related financial management expertise. Notwithstanding the Company's current Bulletin Board listing, the Committee shall comply with Nasdaq Marketplace Rules 4310(c)(26)(A) and 4310(c)(26)(B) for SmallCap Issuers in effect from time to time as approved by the Securities and Exchange Commission.

Statement of Policy

     The Audit Committee shall provide assistance to the Board of Directors in fulfilling its oversight responsibility to the shareholders, potential shareholders, the investment community, and others. The scope of the Committee's oversight responsibility includes, but is not limited to, the Company's financial statements and the financial reporting process, the systems of internal accounting and financial controls, the internal audit function, the annual independent audit of the Company's financial statements, and the legal compliance and ethics programs as established by management and the Board of Directors. In discharging its oversight responsibility, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company and the power to retain outside counsel, or other experts for this purpose. Further, it is the responsibility of the Committee to maintain free and open communication with independent auditors, internal auditors, internal accounting staff and management of the Company.

Responsibilities and Processes

     The primary responsibility of the Audit Committee is to oversee the Company's financial reporting process on behalf of the Board of Directors and report the results of their activities to the Board of Directors. Management is responsible for preparing the Company's financial statements, and the independent auditors are responsible for auditing those financial statements. The Committee believes its policies and procedures should remain flexible in order to react to changing conditions and circumstances while carrying out its responsibilities. The Committee should take the appropriate actions to set the overall corporate "tone" for quality financial reporting, sound business risk practices, and ethical behavior.

     The following shall be the principal recurring processes of the Audit Committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the Committee may supplement them as appropriate.

          The Committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the Board of Directors and the Audit Committee, as representatives of the Company's shareholders. The Committee shall have the ultimate authority and responsibility to evaluate and, where appropriate, replace the independent auditors. The Committee shall discuss with the auditors their independence from the Company and the

          Company's management, and the matters included in the written disclosures required by the Independence Standards Board. Annually, the Committee shall review and recommend to the Board of Directors the selection of the Company's independent auditors, subject to stockholder approval.

          The Committee shall discuss with the internal auditors and the independent auditors the overall scope and plans for their respective audits, including the adequacy of staffing and compensation. Also, the Committee shall discuss with management, the internal auditors, and the independent auditors the adequacy and effectiveness of the accounting and financial controls, including the Company's system to monitor and manage business risk, and legal and ethical compliance programs. Further, the Committee shall meet separately with the internal auditors and the independent auditors, with and without management present, to discuss the results of their examinations.

          The Committee shall review the interim financial statements with management and the independent auditors prior to the filing of the Company's Quarterly Report on Form 10-Q. Also, the Committee shall discuss the results of the quarterly review and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards. The Chair of the Committee may represent the entire Committee for the purposes of this review.

          The Committee shall review with management and the independent auditors the financial statements to be included in the Company's Annual Report on Form 10-K (or the annual report to shareholders if distributed prior to the filing of the Form 10-K), including their judgment about the quality (as opposed to the mere acceptability) of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. Also, the Committee shall discuss the results of the annual audit and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                                      PROXY
                    FOR THE ANNUAL MEETING OF SHAREHOLDERS OF
                        WHITNEY INFORMATION NETWORK, INC.
                            TO BE HELD AUGUST 7, 2002

     The undersigned hereby appoints Russell A. Whitney as the lawful agent and Proxy of the undersigned (with all the powers the undersigned would possess if personally present, including full power of substitution), and hereby authorizes him to represent and to vote, as designated below, all the shares of Common Stock of Whitney Information Network, Inc. held of record by the undersigned on July 1, 2002, at the Annual Meeting of Shareholders to be held August 7, 2002, or any adjournment or postponement thereof.

1. ELECTION OF DIRECTORS

         _____    FOR the election as a director of all nominees listed below
                 (except as marked to the contrary below).

         _____ WITHHOLD AUTHORITY to vote for all nominees listed below.

     NOMINEES: Russell A. Whitney, Richard W. Brevoort and Ronald S. Simon.

INSTRUCTION:  To withhold authority to vote for individual nominees, write their names in the space provided below.

2. To increase the number of shares reserved for issuance under the Company's 1998 Stock Option Plan from 1,540,000 shares to 2,187,500 shares.

     FOR                   AGAINST                       ABSTAIN
          ----------               ----------                    ----------

3. In his discretion, the Proxy is authorized to vote upon any matters which may properly come before the Annual Meeting, or any adjournment or postponement thereof.

     It is understood that when properly executed, this proxy will be voted in the manner directed herein by the undersigned shareholder. Where no choice is specified by the shareholder the proxy will be voted for the election of the directors named in Item 1 above and approval of the increase in shares reserved for issuance under the 1998 Stock Option Plan set forth in Item 2, above.

     The undersigned hereby revokes all previous proxies relating to the shares covered hereby and confirms all that said Proxy may do by virtue hereof.






     Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.


Dated:
       ------------------------         ----------------------------------------
                                        Signature

                                        PLEASE MARK, SIGN, DATE AND RETURN THE
                                        PROXY CARD PROMPTLY USING THE
                                        ENCLOSED ENVELOPE.


                                        ----------------------------------------
                                         Signature, if held jointly


     PLEASE CHECK THIS BOX IF YOU INTEND TO BE PRESENT AT THE ANNUAL MEETING OF SHAREHOLDERS. [ ]